UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 7, 2011

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-13627	26-4413382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Indiana Street, Suite 800

Golden, Colorado 80401

Registrant’s telephone number, including area code:  (303) 839-5060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
Item 3.02	Unregistered Sales of Equity Securities
Item 9.01	Financial Statements and Exhibits

Signature

Item 1.01                           Entry into a Material Definitive Agreement

On October 7, 2011, Golden Minerals Company (the “Company”) entered into a subscription agreement (the “Subscription Agreement”) with Sentient Global Resources Fund III, L.P. (“Fund III”), SGRF III Parallel I, L.P. (“SGRF III”), and Sentient Global Resources Fund IV, L.P. (“Fund IV”), each a private equity fund managed by The Sentient Group, an independent private equity firm that manages investments in the global resources industry (together, “Sentient”).

Pursuant to the Subscription Agreement, the Company agreed to sell in a private placement to Sentient (the “Private Placement”) 4,118,150 shares of the Company’s common stock at a price of $7.44 per share, resulting in gross proceeds to the Company of $30,639,036.  Prior to the Private Placement, Fund III and SGRF III held collectively approximately 9.4% of the Company’s outstanding common stock (excluding restricted common stock held by its employees). Following the Private Placement, which was completed on October 7, 2011, Sentient holds approximately 19.9% of the Company’s outstanding common stock (excluding restricted common stock held by its employees).

In connection with the closing of the Subscription Agreement, the Company also entered into a Registration Rights Agreement, dated October 7, 2011 (the “Registration Rights Agreement”), with Sentient pursuant to which the Company agreed to register with the Securities and Exchange Commission the resale of the common stock purchased by Sentient.  The agreement requires that the Company file a registration statement with the SEC no later than March 31, 2012 and cause such registration statement to be declared effective no later than June 30, 2012.  If the Company is unable to meet these deadlines, it may be subject to a penalty equal to 1.0% of the aggregate purchase price of the shares purchased by Sentient for every thirty days following the applicable deadline, up to a maximum amount of 3.0% of the aggregate purchase price.

The foregoing description of the Subscription Agreement and Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Subscription Agreement and Registration Rights Agreement, which are attached hereto as Exhibits 10.1 and 10.2 respectively.

Item 3.02                           Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

The Private Placement to Fund III, SGRF III and Fund IV was conducted outside the United States pursuant to Regulation S under the Securities Act of 1933, as amended.

Item 9.01                           Exhibits

(d) Exhibits

Exhibit No.	Description
10.1

Subscription Agreement by and among Golden Minerals Company, Sentient Global Resources Fund III, L.P., SGRF III Parallel I, L.P. and Sentient Global Resources Fund IV, L.P. dated as of October 7, 2011.

10.2

Registration Rights Agreement by and among Golden Minerals Company, Sentient Global Resources Fund III, L.P., SGRF III Parallel I, L.P. and Sentient Global Resources Fund IV, L.P. dated as of October 7, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2011

Golden Minerals Company

	By:	/s/ Robert P. Vogels
		Name:	Robert P. Vogels
		Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1

Subscription Agreement by and among Golden Minerals Company, Sentient Global Resources Fund III, L.P., SGRF III Parallel I, L.P. and Sentient Global Resources Fund IV, L.P. dated as of October 7, 2011.

10.2

Registration Rights Agreement by and among Golden Minerals Company, Sentient Global Resources Fund III, L.P., SGRF III Parallel I, L.P. and Sentient Global Resources Fund IV, L.P. dated as of October 7, 2011.